UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21606

Centaur Mutual Funds Trust

(Exact name of registrant as specified in charter)

470 Park Avenue South, 9th Floor

New York, NY 10016

(Address of principal executive offices) (Zip code)

Ultimus Fund Solutions, LLC

Attn: Zachary P. Richmond

       225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-513-587-3400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

DCM/INNOVA HIGH DIVIDEND INCOME INNOVATION FUND

LEBENTHAL ULTRA SHORT TAX-FREE INCOME FUND

SEMI-ANNUAL REPORT

April 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary such as a broker -dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 888-484-5766 or, if you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 888-484-5766. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Fund complex or at your financial intermediary.

Centaur Mutual Funds Trust Message to Shareholders
April 30, 2020 (Unaudited)

Dear Fellow Shareholder,

Extraordinary. The six months comprising this semi-annual report to you, our shareholders have been an extraordinary period; extraordinary for our people, our economy, our government, markets. American life witnessed a truly remarkable period. I hope this period did not bring about loss and suffering for your family. The employees of DCM Advisors and their families are fine, thankfully, and fortunately we have not had difficulties operating and focusing on the work we passionately set out to do.

As for the markets and investment management, this November to April period had no shortage of remarkable events, not the least of which was credit markets beginning to seize up in March, followed by a rapid, stunning decline in stocks, and negative oil futures prices in April. Herculean measures executed by the Federal Reserve (the “Fed”) and US Treasury (the “Treasury”) proved a catalyst for the stock and bond markets’ stabilizing. I’ll let you read the letters that follow from our portfolio managers for more details.

Each of our two mutual funds had remarkable episodes during this period as well. I’ll share my observations with you since I am close to the investment teams managing these mutual fund portfolios and have my finger on the pulse of the day-to-day goings on in the markets in which they operate.

There were clear signs the week of March 15th the credit markets were beginning to seize up and the cash markets in particular were a concern. Both the Fed and Treasury took action to quickly remedy the situation but until such time, cash money markets—ultra-short term and short-term securities markets—were highly stressed with weak prices and liquidity concerns. Through the eye of this storm, the Lebenthal Ultra Short Tax-Free Income Fund proved remarkably stable. From peak-to-trough, the volatility of its NAV share price was a de minimis 0.10%, as in one-tenth of one percent. The duration of that volatility was a mere five business days: remarkable stability in the context of what was going on in the cash space during the peak of the crisis. And the Fund’s liquidity was never anything but steady and completely functional the entire period. Again, just a remarkable display of stability through the eye of the storm. I congratulate the Fund’s portfolio manager, Greg Serbe, for his stewardship. Greg has over 45 years managing municipals and is “battle tested.” Experience apparently does make a difference.

The other remarkable episode I will share is along the lines of dividends. While dividends on the S&P 500 are forecast to be cut substantially (on March 30, Goldman Sachs analysts noted for those 500 companies, “we expect a wave of dividend suspensions, cuts and eliminations will result in dividends declining by 38% during the next nine

Semi-Annual Report | April 30, 2020	1

Centaur Mutual Funds Trust Message to Shareholders
April 30, 2020 (Unaudited)

months”), the DCM/INNOVA High Dividend Income Innovation Fund has been producing distributions of monthly dividend income that is demonstrably greater than that of it’s two main benchmarks; the S&P 500 and the Dow Jones Select Dividend Index. More importantly, the Fund’s income distributions have not been cut or reduced. Quite the opposite. Aggregate income distributions for the same period, one year prior, were zero. Aggregate income distributions were $0.38238 per share this 6-month period which translates to a 3.63% yield on the Fund’s $10.53 NAV as of April 30, 2020. (Were one to annualize this rate over 12 months, a 7.26% rate is indicated.) This compares favorably to both of the Fund’s benchmarks’ dividend yields which, once again, may decline. In fact, the income distributions the Fund is producing is favorable compared to many sources of income for investors and their financial advisors. Quite extraordinary. The table below summarizes the income and yield for this period:

	6 month Aggregate Divided Income	April 30 Closing Price	6 month Dividend Income Current Yield	6 month Dividend Income Annualized Yield
DCM/INNOVA High Dividend Income Innovation Fund	$0.38	$10.53	3.63%	7.26%
S&P 500	$29.76	$2,904.80	1.02%	2.05%
Dow Jones Select Dividend Index	$18.38	$806.40	2.28%	4.56%

In our previous report, I wrote you how excited I was for our future: excited not simply by the long-term outlook but because of the confidence I built watching our investment professionals in action—seeing what they do (and don’t do), observing how they think, watching their investment process—since becoming Chief Executive Officer of DCM Advisors last May. Time and again, I’ve witnessed strong processes and a seasoned discipline from our professionals. And I’ve seen investment strategy innovation that can make a real difference for investors. I decided to become one. The record shows I personally made material investments in both the Lebenthal Ultra Short Tax-Free Income Fund and DCM/INNOVA High Dividend Income Fund this period. While I have worked at some very fine firms over the past 30 years, I hadn’t ever felt so much confidence in the investment team or strategy to do just that. I may have dabbled with small positions in retirement accounts and accounts for my children but never a material investment. My only point is, I wish you could see what I see day-to-day because if you did, I believe you may feel a greater sense of confidence in the hard-earned money you’ve entrusted the

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Centaur Mutual Funds Trust Message to Shareholders
April 30, 2020 (Unaudited)

women and men involved with managing these Funds; perhaps even gain some of my sense of excitement. Confidence may be in short supply the world over right now but it needn’t be with these Funds.

Finally, I believe Investing my personal capital in our Funds is a way to better align our firm’s interests with that of the shareholders we serve. That, in addition the aforementioned confidence and excitement, leads me to “eat what we bake”. And what we bake is tasting great—even during the worst of times. Now let’s all get to the best of times.

Your fellow shareholder,

Marc Rappaport
Chief Executive Officer

Semi-Annual Report | April 30, 2020	3

DCM/INNOVA High Dividend Income Innovation Fund Shareholder Letter
April 30, 2020 (Unaudited)

From Dr. Vijay Chopra, Portfolio Manager of the DCM/INNOVA High Dividend Income Innovation Fund

Equity and bond markets were extremely unsettled in the Fund’s second fiscal quarter that ended in April 2020. Global economies experienced the twin shocks of the spread of Covid-19 and a collapse in the price of oil.

Over the course of the quarter, Covid-19 went from being a regional problem in a couple of provinces in China to becoming a global pandemic. This led to massive disruptions in the global economy and financial markets. Economic activity came to a grinding halt as governments around the world mandated a shutdown of business and industrial activity. Initial jobless claims which were running at an average of less the 220K at the beginning of the year jumped to an unprecedented high of 6.8 million at the end of March.

In addition, the adoption of social distancing to control the spread of Covid-19 led to several industries collapsing. Retail, leisure, travel, autos and luxury goods industries were hit hard as was energy. Industrials, Financials and Energy sectors were down over -20% over the quarter while Health Care, Consumer Discretionary and Information Technology sectors were down less than -5%. Bond yields dropped from 1.51% at the end of January to 0.64%. The VIX index of market volatility jumped from 18.8 at the end of January to a high of 82.7 in mid-March before dropping to 34.1 at the end of April.

The S&P index dropped -8.4% in February and -12.5% in March before rebounding by 12.7% in April. The extremely easy Monetary policy adopted by the Fed, which included setting the Fed Funds rate close to zero and buying bonds reassured financial markets and caused the equity and corporate bond markets to stabilize. The Government also added over $2.3 trillion of Fiscal stimulus by providing loans and grants to companies and stimulus checks to individuals.

We have positioned the portfolio more defensively. We view the recent sharp rebound in equity markets as being driven by massive Monetary and Fiscal stimulus provided by Governments and Central Banks, rather than an improving economic outlook. As a result, we have underweighted cyclical stocks and Financials.

Given the increased volatility of the market, and the expected impact of the coronavirus in slowing down the global economy, we believe it is prudent to move the Fund into companies with low leverage, high quality of earnings and high profitability. We emphasize companies that have ample cash which would allow them to weather a recession better. In addition, we have tilted the Fund towards larger companies as large caps tend to have stronger balance sheets. We have reduced the importance of Value

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DCM/INNOVA High Dividend Income Innovation Fund Shareholder Letter
April 30, 2020 (Unaudited)

factors in the portfolio as Value does not do well in recessions. But we believe it is prudent to include it in a multi-factor context. In addition, our technical overlay also continues to help portfolio performance.

In mid-February, we sold out of Cisco, Euronet Worldwide and Rent-A-Center. Cisco and Euronet Worldwide missed earnings for the quarter. For Cisco, this was the third consecutive quarterly miss as weak macroeconomic environment put pressure on sales with slower enterprise and service-provider spending. This may last a few quarters before company transitions to a healthier mix of software and recurring sales. Euronet saw sharp downward revisions to earnings estimates for fiscal 2020 and 2021 years.

We replaced the three positions with Fiserv, Ansys and Chipotle. All three had above average alpha scores and positive technicals. All three service-oriented companies are growth defensives. Ansys surprised to the upside the with last two earnings announcements.

In mid-March, we rebalanced the portfolio and made it more defensive by rotating into higher quality, more stable and defensive, typically larger market cap stocks such as P&G, Costco, Hersheys, Danahar, Lab Corp, Waste Management, Public Storage and NextEra Energy. We sold stocks that are more economically sensitive such as Hilton Worldwide, Financial stocks such as Discover Financial Services and Synchrony Financial, and Industrials such as Oshkosh and ManpowerGroup. We sold Metlife which declined due to interest rates being near zero.

The Fund paid income of 38 cents in aggregate for the November to April period, which corresponds to an annual dividend yield of 7.26%. We are very encouraged by the results of our innovative dividend income process for the half.

Current Positioning

The Fund held 61 equity securities diversified across sectors, and the top five equity holdings as of April 30, 2020 were Microsoft, Apple, Alphabet, Amazon and Nestle. The Fund has small overweight positions relative to the S&P 500 index in Communication Services, Consumer Staples, Health Care, and Information Technology, and underweight positions in Consumer Discretionary, Energy, Financials, Industrials, Real Estate and Utilities. The forecast PE ratio of the Fund is 22.2x, slightly above that of the S&P index at 20.5x, but companies in the Fund have higher profitability than those in the benchmark. The Fund’s Return on Equity of 20.6% is higher than that of the benchmark at 14.1%.

Semi-Annual Report | April 30, 2020	5

DCM/INNOVA High Dividend Income Innovation Fund Shareholder Letter
April 30, 2020 (Unaudited)

We believe that the Fund is appropriately positioned to perform in-line with the S&P 500, while its income generated (yield) is expected to exceed the benchmark. We are very positive on the outlook for monthly dividend income generation heading into the fiscal third and fourth quarter.

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Lebenthal Ultra Short Tax-Free Income Fund Shareholder Letter
April 30, 2020 (Unaudited)

From Greg Serbe, Portfolio Manager of the Lebenthal Ultra Short Tax-Free Income Fund

An overview. When the Lebenthal Ultra Short Fund started at the end of 2019, the municipal bond market was focused upon its usual issues. Would the economy stay strong; after the Federal Reserve (the “Fed”) raised rates, and then partially cut them, in what direction would the Federal Open Markets Committee (FOMC) next move; and how strong are the state, and local government financial footings? At the start of the year, the range for Fed Funds was 1.5% - 1.75%. As the first quarter progressed, suddenly the news from foreign sources about a strange disease became a domestic headline. As conditions for the health and well-being of our country declined, the Federal Reserve acted dramatically, and aggressively. On March 3, in an unscheduled meeting, the range for the Fed Funds rate was lowered to 1.00% - 1.25%. Two weeks later, in another unscheduled meeting, the Funds rate was lowered to 0% - 0.25%. Additionally, the Fed reiterated its commitment to do whatever was within its ability to support the economy. It is funding part of the multi-trillion dollar deficits being created to stimulate the economy. It is working on the final touches of a loan program to support state and local governments, which we view as a positive for many municipal issuers.

As reported in Bloomberg’s morning rate monitors, the bellwether Treasury 10-Year Note started the year at an approximate yield of 1.88%. As of April 30,2020 it was 0.614%, reflecting investors’ flight to security. However, the other elements of the bond market had different reactions. Municipal bond market yields went up. In addition to general concerns for the unknown and the expectations for massively negative impact on municipal budgets, there were additional technical elements to this reaction. One of the popular ways for investors to access the bond market was through bond funds. Many of these funds used bifurcated, leveraged municipal bonds. (The Lebenthal Ultra Short Tax-Free Income Fund used none of such.) With all the concerns about the health of the market, rattled investors sold stocks and bonds, and redeemed their funds. Faced with the need for liquidity in this time of intense selling, prices dropped and yields went up in the bond market. Leveraged bonds were particularly vulnerable to price erosion. Very short rates spiked up. Using the rates provided by Municipal Market Data, the longstanding industry standard, the 10-Year Aaa bond yield went from 1.15% at the end of January, to 2.79% by the last week of March. By the end of April, it had settled back to 1.30%. Short municipal bond rates, especially Variable Rate Demand Notes (“VRDNs”),

Semi-Annual Report | April 30, 2020	7

Lebenthal Ultra Short Tax-Free Income Fund Shareholder Letter
April 30, 2020 (Unaudited)

as measured weekly by SIFMA, had a more exaggerated movement. On January 29, it was 0.94%. By March 18th, it was 5.20%. At the end of the quarter, on April 29th, it had plunged to 0.22%.

This chart shows the weekly movement of the 10-Year maturity municipal Aaa scale, the 10-Year maturity US Treasury Note, SIFMA, and, for illustrative purposes, the S&P 500. Also illustrative of the turbulence across all markets, oil futures, which were 51.65 on January 31, dropped to a minus 3.91 on April 21, and recovered to 17.47 at the end of April.

What was the impact on the Fund? The Fund has two major themes. The first is price stability, and the second is yield. Based upon market conditions, one theme may be much more important than the other. During the height of the pandemic, with bond prices plunging, protecting the price of the shares was paramount. The Fund was approximately 83% VRDNs and 17% bonds. This helped stem price erosion as VRDN pricing is fixed at par. The NAV declined by one cent, from $10.00 to $9.99, during this time period. Five days later it was back at $10.00. Going forward, we are extending the bond holdings. Currently we have approximately 35% now in fixed rate, fixed maturity bonds, and the balance in variable rate obligations. Our NAV had not only returned to $10.00 but is currently $10.01 as this is being written. By swapping out of the lower yielding, albeit price stable, variable securities, and going into fixed bonds, we anticipate

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Lebenthal Ultra Short Tax-Free Income Fund Shareholder Letter
April 30, 2020 (Unaudited)

increasing the yield while only gradually increasing the maturities of the bonds and notes we buy. As long as we can find appropriate securities with defensive maturities, we expect to continue to use this strategy.

The Letter to Shareholders seeks to describe some of the investment advisor’s current opinions and views of the financial markets. Although the investment advisor believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Funds, may be sold at any time and may no longer be held by the Funds. For a complete list of securities held by the Funds as of April 30, 2020, please see the Schedules of Investments sections of the semi-annual report. The opinions of DCM Advisors, LLC with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Funds and the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements, include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

Semi-Annual Report | April 30, 2020	9

DCM/INNOVA High Dividend Income Innovation Fund Performance Update
April 30, 2020 (Unaudited)

Average Annual Total Returns for the periods ended April 30, 2020

	One Year	Five Year	Ten Year	Since Inception*	Gross/Net Expense Ratio**
DCM/INNOVA High Dividend Income Innovation Fund	-6.27%	3.00%	6.16%	7.34%	2.95%/ 1.63%
S&P 500® Total Return Index	0.86%	9.12%	11.69%	8.34%	N/A
Dow Jones U.S. Select Dividend Total Return Index	-16.69%	4.51%	9.56%	6.21%	N/A

*	The Fund’s inception date – March 16, 2005 (Date of Initial Public Investment).

**	The expense ratios shown are from the Fund’s prospectus dated March 2, 2020. Additional information pertaining to the expense ratios as of April 30, 2020 can be found in the financial highlights.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.dcmmutualfunds.com.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends, if any.

S&P 500 Total Return Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. The Dow Jones U.S. Select Dividend Index consists of 100 of the highest dividend-yielding securities (excluding Real Estate Investment Trusts (REITs)) in the Dow Jones U.S. Index, a broad-based index representative of the total market for the United States equity securities. Individuals cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at http://www.dcmmutualfunds.com or call 1-888-484-5766 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

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Lebenthal Ultra Short Tax-Free Income Fund Performance Update
April 30, 2020 (Unaudited)

Total Returns for the period ended April 30, 2020

	Since Inception*	Gross/Net Expense Ratio **
Lebenthal Ultra Short Tax-Free Income Fund - Class A Shares	-0.25%	1.26%/ 0.74%
Lebenthal Ultra Short Tax-Free Income Fund - Class I Shares	0.27%	1.01%/ 0.49%
Bloomberg Barclays 1 Year Municipal Bond Index	0.31%	N/A

*	The Fund’s inception date – December 30, 2019 (Date of Initial Public Investment).

**	The expense ratios shown are from the Fund’s prospectus dated March 2, 2020. Additional information pertaining to the expense ratios as of April 30, 2020 can be found in the financial highlights.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.dcmmutualfunds.com.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends, if any.

Bloomberg Barclays Municipal 1 Year Bond Index is an unmanaged index of municipal bonds with a remaining maturity of one to two years. Individuals cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at http://www.dcmmutualfunds.com or call 1-888-484-5766 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

Semi-Annual Report | April 30, 2020	11

DCM/INNOVA High Dividend Income Innovation Fund Schedule of Investments
April 30, 2020 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 97.55%

Communication Services — 13.38%
Alphabet, Inc., Class A(a)	300	$404,010
Altice USA, Inc., Class A(a)	3,000	77,910
Comcast Corporation, Class A	2,500	94,075
Electronic Arts, Inc.(a)	1,200	137,112
Facebook, Inc., Class A(a)	1,000	204,710
T-Mobile US, Inc.(a)	1,500	131,700
		1,049,517
Consumer Discretionary — 9.56%
Amazon.com, Inc.(a)	160	395,840
Chipotle Mexican Grill, Inc.(a)	110	96,641
Home Depot, Inc. (The)	500	109,915
Sony Corporation - ADR	1,100	70,675
Starbucks Corporation	1,000	76,730
		749,801
Consumer Staples — 11.36%
Costco Wholesale Corporation	300	90,900
Estée Lauder Companies, Inc. (The), Class A	700	123,480
Hershey Company (The)	300	39,729
Kimberly-Clark Corporation	1,000	138,480
Nestlé S.A. - ADR	2,400	252,240
Procter & Gamble Company (The)	750	88,403
Walmart, Inc.	1,300	158,015
		891,247
Financials — 1.24%
Moody’s Corporation	400	97,560

Health Care — 26.01%
Abbott Laboratories	1,500	138,135
AbbVie, Inc.	1,700	139,740
Amgen, Inc.	300	71,766
Bayer AG - ADR	9,900	162,855
Bristol-Myers Squibb Company	1,800	109,458
Danaher Corporation	300	49,038
Edwards Lifesciences Corporation(a)	400	87,000
Hologic, Inc.(a)	2,400	120,240
Johnson & Johnson	500	75,020
LHC Group, Inc.(a)	600	77,994
Medtronic plc1	700	68,341

See Notes to Financial Statements
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DCM/INNOVA High Dividend Income Innovation Fund Schedule of Investments
April 30, 2020 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 97.55% (CONTINUED)

Health Care — 26.01% (Continued)
Merck & Company, Inc.	900	$71,406
Pfizer, Inc.	2,200	84,392
Quest Diagnostics, Inc.	1,200	132,132
Roche Holding AG - ADR	3,300	143,451
Thermo Fisher Scientific, Inc.	450	150,606
UnitedHealth Group, Inc.	280	81,892
Vertex Pharmaceuticals, Inc.(a)	200	50,240
Zimmer Biomet Holdings, Inc.	700	83,790
Zoetis, Inc.	1,100	142,241
		2,039,737
Industrials — 1.95%
Lockheed Martin Corporation	300	116,718
Waste Management, Inc.	360	36,007
		152,725
Information Technology — 31.63%
Accenture plc, Class A	700	129,633
Advanced Micro Devices, Inc.(a)	3,000	157,170
ANSYS, Inc.(a)	330	86,404
Apple, Inc.	1,400	411,320
Booz Allen Hamilton Holding Corporation	2,000	146,879
Broadcom, Inc.	400	108,648
Cadence Design Systems, Inc.(a)	1,800	146,034
Fiserv, Inc.(a)	800	82,448
Mastercard, Inc., Class A	450	123,737
Microsoft Corporation	2,700	483,866
Motorola Solutions, Inc.	500	71,905
PayPal Holdings, Inc.(a)	700	86,100
Qorvo, Inc.(a)	1,200	117,636
salesforce.com, Inc.(a)	600	97,170
Sapiens International Corporation N.V.	5,000	123,700
Visa, Inc., Class A	600	107,232
		2,479,882
Materials — 1.01%
Air Products & Chemicals, Inc.	350	78,953

Real Estate — 0.91%
American Tower Corporation, Class A	300	71,400

See Notes to Financial Statements
Semi-Annual Report | April 30, 2020	13

DCM/INNOVA High Dividend Income Innovation Fund Schedule of Investments
April 30, 2020 (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 97.55% (CONTINUED)

Utilities — 0.50%
NextEra Energy, Inc.	170	$39,290

Total Common Stocks (Cost $6,969,175)		7,650,112

MONEY MARKET FUNDS — 1.59%

Fidelity Investments Money Market Government Portfolio, Class I, 0.14%(b)	125,000	125,000

Total Money Market Funds (Cost $125,000)		125,000

Total Investments — 99.14% (Cost $7,094,175)		7,775,112

Other Assets in Excess of Liabilities — 0.86%		67,218

NET ASSETS — 100.00%		$7,842,330

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of April 30, 2020.

ADR — American Depositary Receipt

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See Notes to Financial Statements
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DCM/INNOVA High Dividend Income Innovation Fund Schedule of Investments
April 30, 2020 (Unaudited)

Summary of Investments (Unaudited)	% of Net Assets	Value
Common Stocks
Communication Services	13.38%	$1,049,517
Consumer Discretionary	9.56%	749,801
Consumer Staples	11.36%	891,247
Financials	1.24%	97,560
Health Care	26.01%	2,039,737
Industrials	1.95%	152,725
Information Technology	31.63%	2,479,882
Materials	1.01%	78,953
Real Estate	0.91%	71,400
Utilities	0.50%	39,290
Money Market Securities	1.59%	125,000
Other Assets in Excess of Liabilities	0.86%	67,218
Total	100.00%	$7,842,330

See Notes to Financial Statements
Semi-Annual Report | April 30, 2020	15

Lebenthal Ultra Short Tax-Free Income Fund Schedule of Investments
April 30, 2020 (Unaudited)

	Principal Amount	Fair Value
MUNICIPAL BONDS — 98.13%

Alaska — 3.24%
Alaska Housing Finance Corporation, Home Mortgage, Revenue Bonds, Series 2007-A, 0.20%, 12/1/2041(a)	$300,000	$300,000

Arizona — 3.24%
Arizona, Health Facilities Authority Revenue, Banner Health, Revenue Bonds, Series 2008-F, 0.22%, 1/1/2029(a)	300,000	300,000

California — 2.48%
San Francisco City & County Redevelopment Agency Successor Agency, Tax Allocation Revenue Bonds, Series 2014-C, 5.00%, 8/1/2020	30,000	30,310
The Regents of the University of California, General Revenue Bonds, Series 2013-AL-2, 0.10%, 5/15/2048(a)	200,000	200,000
		230,310
Connecticut — 0.76%
State of Connecticut, Transportation Infrastructure Special Tax Obligation Revenue Bonds, Series 2014-A, 5.00%, 9/1/2020	70,000	70,880

District of Columbia — 5.93%
District of Columbia, Special Obligation Bonds (Carnegie Endowment for International Peace Issue), Revenue Bonds, Series 2006, 0.22%, 11/1/2045(a)	300,000	300,000
District of Columbia, Water & Sewer Authority, Public Utility, Revenue Bonds, Series 2014B-2, 0.23%, 10/1/2050(a)	250,000	250,000
		550,000
Florida — 4.92%
Citizens Property Insurance Corporation Coastal Account, Senior Secured Bonds, Series 2011-A1, 4.75%, 6/1/2020	50,000	50,146
JEA Electric System Revenue Bonds, Series 2013-D, 5.00%, 10/1/2020	55,000	55,887

See Notes to Financial Statements
16	www.dcmmutualfunds.com

Lebenthal Ultra Short Tax-Free Income Fund Schedule of Investments
April 30, 2020 (Unaudited)

	Principal Amount	Fair Value
MUNICIPAL BONDS — 98.13% (CONTINUED)

Florida — 4.92% (Continued)
JEA Water & Sewer System Revenue, Revenue Bonds, Series 2008-B, 0.35%, 10/1/2041(a)	$300,000	$300,000
School Board of Brevard Country/The, Refunding Certificates of Participation, Series 2014, 5.00%, 7/1/2020	50,000	50,316
		456,349
Illinois — 6.06%
Illinois Educational Facilities, Authority, The University of Chicago, Adjustable Rate Revenue Bonds, Series 2003-B, 0.24%, 7/1/2033(a)	200,000	200,000
Illinois Health Facilities Authority, Variable Rate Adjustable Demand Revenue Bonds, Series 1995-3, 0.24%, 6/1/2035(a)	300,000	300,000
Village of Winnetka, Illinois, General Obligation Bonds, Series 2014, 4.00%, 12/15/2020	60,000	61,106
		561,106
Iowa — 0.70%
City of Cedar Rapids, Iowa, General Obligation Bonds, Series 2019-A, 5.00%, 6/1/2020	65,000	65,211

Maryland — 9.72%
City of Baltimore, Maryland, Water Projects, Project Revenue Bonds, Series 2019-A, 4.00%, 10/1/2020	200,000	201,040
Mayor & City Council of Cumberland, Tax-Exempt Public Improvement Refunding Bonds, Series 2017-E, 2.00%, 6/1/2020	50,000	50,041
Montgomery County, Consolidated Public Improvement, General Obligation Bonds, Series 2017-E, 0.15%, 11/1/2037(a)	350,000	350,000
Washington Suburban Sanitary District Maryland, General Obligation Bonds, Series 2015-B3, 0.25%, 6/1/2023(a)	100,000	100,000
Washington Suburban Sanitary District Maryland, General Obligation Bonds, Series 2016-B4, 0.25%, 6/1/2023(a)	200,000	200,000
		901,081

See Notes to Financial Statements
Semi-Annual Report | April 30, 2020	17

Lebenthal Ultra Short Tax-Free Income Fund Schedule of Investments
April 30, 2020 (Unaudited)

	Principal Amount	Fair Value
MUNICIPAL BONDS — 98.13% (CONTINUED)

Massachusetts — 4.75%
Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue Bonds, Series 2013-A, 5.00%, 5/15/2020	$70,000	$70,094
Massachusetts Water Resources Authority, General Revenue Refunding Bonds, Series 2008-E, 0.22%, 8/1/2037(a)	370,000	370,000
		440,094
Michigan — 3.23%
School District of the City of Detroit, Local Government Loan Program Revenue Bonds, Series 2015-A, 5.00%, 5/1/2020	300,000	299,999

New Jersey — 4.74%
Garden State Preservation Trust, Open Space and Farmland Preservation Refunding Bonds, Series 2012-A, 5.00%, 11/1/2020	125,000	127,453
New Jersey, Economic Development Authority, School Facilities Construction Revenue Bonds, Series 2017-DDD, 5.00%, 6/15/2020	135,000	135,254
Passaic County, New Jersey, Passaic County Improvement Authority, Governmental Loan Revenue Bond Anticipation Notes, Series 2019, 3.00%, 8/25/2020	175,000	176,299
		439,006
New York — 23.37%
Battery Park City Authority, Revenue Bonds, Series 2019-D1, 0.20%, 11/1/2038(a)	300,000	300,000
County of Suffolk, New York Refunding Serial Bonds, Series 2016-A, 5.00%, 5/15/2020	450,000	450,260
New York City, The Trust for Cultural Resources, Metropolitan Museum of Art, Revenue Bonds, Series 2006-A2, 0.26%, 10/1/2036(a)	200,000	200,000
New York City, The Trust for Cultural Resources, The New York Botanical Gardens, Revenue Bonds, Series 2009-A, 0.26%, 7/1/2032(a)	250,000	250,000
New York Dormitory Authority, The Metropolitan Museum of Art Revenue Bonds, Series 1993-B, 0.25%, 7/1/2023(a)	35,000	35,000

See Notes to Financial Statements
18	www.dcmmutualfunds.com

Lebenthal Ultra Short Tax-Free Income Fund Schedule of Investments
April 30, 2020 (Unaudited)

	Principal Amount	Fair Value
MUNICIPAL BONDS — 98.13% (CONTINUED)

New York — 23.37% (Continued)
New York Dormitory Authority, University of New York, Facilities Revenue Bonds Series 2015-A, 5.00%, 7/1/2020	$160,000	$161,109
New York State Energy Research & Development Authority, Facilities Revenue Bonds, Series 2005-A3, 0.23%, 5/1/2039(a)	700,000	700,000
New York State Housing Finance Agency, Housing Revenue Bonds, Series 2015-A, 0.20%, 11/1/2044(a)	70,000	70,000
		2,166,369
Ohio — 6.85%
Ohio, State General Obligation Bonds, Series 2004-A, 0.23%, 2/1/2023(a)	300,000	300,000
State of Ohio, Water Development Authority, Walter Pollution Control Loan Fund, Revenue Bonds, Series 2016-A, 0.23%, 12/1/2036(a)	300,000	300,000
State of Ohio, Water Development Authority, Water Pollution Control Loan Fund, Refunding Revenue Bonds, Series 2005, 5.25%, 6/1/2020	35,000	35,119
		635,119
Pennsylvania — 7.55%
City of Philadelphia, Pennsylvania, General Obligation Bonds, Series 2015-B, 5.00%, 8/1/2020	15,000	15,145
Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2019, 5.00%, 12/1/2020	120,000	122,759
Philadelphia Authority for Industrial Development, Pennsylvania, Lease Revenue Refunding Bonds, Series 2019, 5.00%, 10/1/2020	355,000	359,298
State Public School Building Authority, Pennsylvania, Lease Revenue Refunding Bonds, Series 2016-A, 5.00%, 6/1/2021	195,000	202,867
		700,069
Puerto Rico — 0.77%
Commonwealth of Puerto Rico, General Obligation Public Improvement Refunding Bonds, Series 2002-A, 5.50%, 7/1/2021	70,000	71,205

See Notes to Financial Statements
Semi-Annual Report | April 30, 2020	19

Lebenthal Ultra Short Tax-Free Income Fund Schedule of Investments
April 30, 2020 (Unaudited)

	Shares or Principal Amount	Fair Value
MUNICIPAL BONDS — 98.13% (CONTINUED)

Texas — 2.81%
North East Independent School District, Texas, Unlimited Tax Refunding Bonds, Series 2018, 5.00%, 8/1/2020	$20,000	$20,208
Tarrant County Cultural Educational Facilities Finance Corporation, Texas, Health Resources System Revenue Bonds, Series 2012-B, 0.25%, 11/15/2047(a)	240,000	240,000
		260,208
Virginia — 3.24%
Fairfax County, Virginia, Economic Development, Revenue Bonds, Series 2003-A, 0.23%, 12/1/2033(a)	300,000	300,000

Washington — 3.77%
King County, Washington, Limited Tax General Obligation Sewer Revenue Refunding Bonds, Series 2019-A, 0.16%, 1/1/2046(a)	250,000	250,000
King County, Washington, Variable Rate Demand Sewer Revenue Bonds, Series 2001-A, 0.20%, 1/1/2032(a)	100,000	100,000
		350,000
Total Municipal Bonds (Cost $9,096,809)		9,097,006

MONEY MARKET FUNDS — 1.38%

Blackrock Liquidity Funds T-Fund, Institutional Shares, 0.12%(b)	127,801	127,801

Total Money Market Funds (Cost $127,801)		127,801

Total Investments — 99.51% (Cost $9,224,610)		9,224,807

Other Assets in Excess of Liabilities — 0.49%		45,276

NET ASSETS — 100.00%		$9,270,083

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of April 30, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)	Rate disclosed is the seven day effective yield as of April 30, 2020.

See Notes to Financial Statements
20	www.dcmmutualfunds.com

Lebenthal Ultra Short Tax-Free Income Fund Schedule of Investments
April 30, 2020 (Unaudited)

Summary of Investments (Unaudited)	% of Net Assets	Value
Municipal Bonds
Alaska	3.24%	$300,000
Arizona	3.24%	300,000
California	2.48%	230,310
Connecticut	0.76%	70,880
District of Columbia	5.93%	550,000
Florida	4.92%	456,349
Illinois	6.06%	561,106
Iowa	0.70%	65,211
Maryland	9.72%	901,801
Massachusetts	4.75%	440,094
Michigan	3.23%	299,999
New Jersey	4.74%	439,006
New York	23.37%	2,166,369
Ohio	6.85%	635,119
Pennsylvania	7.55%	700,069
Puerto Rico	0.77%	71,205
Texas	2.81%	260,208
Virginia	3.24%	300,000
Washington	3.77%	350,000
Money Market Securities	1.38%	127,801
Other Assets in Excess of Liabilities	0.49%	45,276
Total	100.00%	$9,270,803

See Notes to Financial Statements
Semi-Annual Report | April 30, 2020	21

Centaur Mutual Funds Trust Statements of Assets and Liabilities
April 30, 2020 (Unaudited)

	DCM/INNOVA High Dividend Income Innovation Fund	Lebenthal Ultra Short Tax-Free Income Fund
Assets
Investments in securities, at fair value (cost $7,094,175 and $9,224,610)	$7,775,112	$9,224,807
Cash	—	100,007
Receivable for fund shares sold	—	3,521
Dividends and interest receivable	33,505	54,421
Tax reclaims receivable	4,070	—
Receivable from Adviser	8,667	12,913
Prepaid expenses	34,960	27,437
Total Assets	7,856,314	9,423,106

Liabilities
Payable for investments purchased	—	125,705
Accrued 12b-1 fees – Class A	—	4
Payable to Administrator	6,450	9,468
Payable to trustees	—	533
Other accrued expenses	7,534	17,313
Total Liabilities	13,984	153,023
Net Assets	$7,842,330	$9,270,083

Net Assets consist of:
Paid-in capital	8,584,684	9,271,470
Accumulated deficit	(742,354)	(1,387)
Net Assets	$7,842,330	$9,270,083

See Notes to Financial Statements
22	www.dcmmutualfunds.com

Centaur Mutual Funds Trust Statements of Assets and Liabilities
April 30, 2020 (Unaudited)

	DCM/INNOVA High Dividend Income Innovation Fund	Lebenthal Ultra Short Tax-Free Income Fund
Class A Shares:
Net Assets	$—	$9,250,045
Shares outstanding (unlimited number of shares authorized, no par value)	—	925,142
Net asset value, offering and redemption price per share (a)	$—	$10.00
Class I Shares:
Net Assets	$—	$20,038
Shares outstanding (unlimited number of shares authorized, no par value)	—	2,004
Net asset value, offering and redemption price per share	$—	$10.00

Net Assets	$7,842,330	$—
Shares outstanding (unlimited number of shares authorized, no par value)	744,830	—
Net asset value, offering and redemption price per share	$10.53	$—

(a)

In the case of investments at or above $250,000, a contingent deferred sales charge (“CDSC”) of up to 0.25% may be charged on shares redeemed within 12 months of purchase if no sales charge on the original purchase and a finder’s fee was paid.

See Notes to Financial Statements
Semi-Annual Report | April 30, 2020	23

Centaur Mutual Funds Trust Statements of Operations
For the six months ended April 30, 2020 (Unaudited)

	DCM/INNOVA High Dividend Income Innovation Fund	Lebenthal Ultra Short Tax-Free Income Fund(a)
Investment Income
Dividend income (net of foreign taxes withheld of $11,301 and $–)	$245,732	$708
Interest income	—	25,328
Total investment income	245,732	26,036

Expenses
Adviser	34,918	6,970
Administration	18,380	11,961
Legal	13,558	8,533
Registration	13,550	546
Fund accounting	12,767	10,121
Insurance	11,988	3,631
Audit and tax	7,708	6,379
Transfer agent	7,459	6,977
Report printing	5,454	1,892
Trustee	3,301	2,033
Custodian	2,486	1,662
Pricing	1,020	2,894
12b-1 fees- Class A	—	14
Miscellaneous	9,428	6,441
Total expenses	142,017	70,054
Fees contractually waived and expenses reimbursed by the Adviser	(72,295)	(61,909)
Net operating expenses	69,722	8,145
Net investment income	176,010	17,891

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	(1,302,634)	(5)
Foreign currency translations	(1,139)	—
Net change in unrealized appreciation (depreciation) on:
Investment securities	287,187	197
Foreign currency translations	110	—
Net Realized and Unrealized Gain (Loss) on Investments	(1,016,476)	192
Net Increase (Decrease) in Net Assets Resulting From Operations	$(840,466)	$18,083

(a)	For the period December 30, 2019 (commencement of operations) to April 30, 2020.

See Notes to Financial Statements
24	www.dcmmutualfunds.com

DCM/INNOVA High Dividend Income Innovation Fund Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2020 (Unaudited)	For the Year Ended October 31, 2019
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$176,010	$144,416
Net realized loss on investment securities and foreign currency translations	(1,303,773)	(146,983)
Net change in unrealized appreciation on investment securities	287,297	205,751
Net increase (decrease) in net assets resulting from operations	(840,466)	203,184

Distributions From
Earnings	(262,464)	(2,230,796)
Total Distributions	(262,464)	(2,230,796)

Capital Transactions
Proceeds from shares sold	405,532	385,542
Reinvestment of distributions	249,599	2,154,320
Amount paid for shares redeemed	(1,772,103)	(15,700,927)
Net decrease in net assets resulting from capital transactions	(1,116,972)	(13,161,065)
Total Decrease in Net Assets	(2,219,902)	(15,188,677)

Net Assets
Beginning of period	10,062,232	25,250,909
End of period	$7,842,330	$10,062,232

Share Transactions
Shares sold	35,847	33,483
Shares issued in reinvestment of distributions	21,751	194,433
Shares redeemed	(173,812)	(1,307,657)
Net decrease in shares outstanding	(116,214)	(1,079,741)

See Notes to Financial Statements
Semi-Annual Report | April 30, 2020	25

Lebenthal Ultra Short Tax-Free Income Fund Statements of Changes in Net Assets

For the Period Ended April 30, 2020(a) (Unaudited)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$17,891
Net realized loss on investment securities transactions	(5)
Net change in unrealized appreciation on investment securities	197
Net increase in net assets resulting from operations	18,083

Distributions From
Earnings
Class A Shares	(46)
Class I Shares	(19,424)
Total Distributions	(19,470)

Capital Transactions – Class A Shares
Proceeds from shares sold	9,232,000
Reinvestment of distributions	19,424
Total Class A Shares	9,251,424

Capital Transactions – Class I Shares
Proceeds from shares sold	20,000
Reinvestment of distributions	46
Total Class I Shares	20,046

Net increase in net assets resulting from capital transactions	9,271,470
Total Increase in Net Assets	9,270,083

Net Assets
Beginning of period	—
End of period	$9,270,083

Share Transactions – Class A
Shares sold	2,000
Shares issued in reinvestment of distributions	4
Total Class A	2,004

Share Transactions – Class I
Shares sold	923,200
Shares issued in reinvestment of distributions	1,942
Total Class I	925,142

(a)	For the period December 30, 2019 (commencement of operations) to April 30, 2020.

See Notes to Financial Statements
26	www.dcmmutualfunds.com

DCM/INNOVA High Dividend Income Innovation Fund Financial Highlights
For a share outstanding during each period.

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Net Asset Value, Beginning of Period	$11.69		$13.01	$14.25	$12.81	$12.83	$13.97

Income from investment operations:
Net investment income (loss)	0.23		0.17	(0.11)	(0.17)	(0.12)	(0.17)
Net realized and unrealized gain (loss) on investments	(1.07)		0.16	0.35	2.24	0.75	0.05
Total from Investment Operations	(0.84)		0.33	0.24	2.07	0.63	(0.12)

Less Distributions:
Net investment income	(0.32)		—	—	—	—	—
Net realized gains	—		(1.65)	(1.48)	(0.63)	(0.65)	(1.03)
Total distributions	(0.32)		(1.65)	(1.48)	(0.63)	(0.65)	(1.03)

Paid in Capital:
Paid in capital from redemption fees	—		—	—	—	— (*)	0.01

Net Asset Value, End of Period	$10.53		$11.69	$13.01	$14.25	$12.81	$12.83

Total Return(a)	(7.40	)%(b)	3.21%	1.80%	16.73%	5.25%	(0.87)%

Net Assets, End of Period (in thousands)	$7,842		$10,062	$25,251	$25,692	$25,923	$30,375

Ratio of Gross Expenses to Average Net Assets	3.06	%(c)	3.15%	2.56%	2.55%	2.81%	2.44%
Ratio of Net Expenses to Average Net Assets	1.50	%(c)	1.70%	1.95%	1.95%	1.95%	1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.79	%(c)	1.13%	(0.84)%	(1.19)%	(0.89)%	(0.94)%

Portfolio Turnover Rate	133	%(b)	338%	142%	126%	127%	112%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(b)	Not annualized.

(c)	Annualized.

*	Rounds to less than $0.005 per share.

See Notes to Financial Statements
Semi-Annual Report | April 30, 2020	27

Lebenthal Ultra Short Tax-Free Income Fund - Class A Shares Financial Highlights
For a share outstanding during the period.

	For the Period Ended April 30, 2020(a) (Unaudited)
Net Asset Value, Beginning of Period	$10.00

Income from investment operations:
Net investment income	0.02
Net realized and unrealized gain on investments	—	(*)
Total from Investment Operations	0.02

Less Distributions:
Net investment income	(0.02)
Total distributions	(0.02)

Net Asset Value, End of Period	$10.00

Total Return(b)(c)	0.25	%(d)

Net Assets, End of Period (in thousands)	$20

Ratio of Gross Expenses to Average Net Assets	7.03	%(e)
Ratio of Net Expenses to Average Net Assets	0.74	%(e)
Ratio of Net Investment Income to Average Net Assets	0.70	%(e)

Portfolio Turnover Rate	0.00	%(d)

(a)	For the period December 30, 2019 (commencement of operations) to April 30, 2020.

(b)	Calculation does not reflect front-end sales charge or contingent deferred sales charge (“CDSC”).

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

*	Rounds to less than $0.005 per share.

See Notes to Financial Statements
28	www.dcmmutualfunds.com

Lebenthal Ultra Short Tax-Free Income Fund - Class I Shares Financial Highlights
For a share outstanding during the period.

	For the Period Ended April 30, 2020(a) (Unaudited)
Net Asset Value, Beginning of Period	$10.00

Income from investment operations:
Net investment income	0.03
Net realized and unrealized gain on investments	—	(*)
Total from Investment Operations	0.03

Less Distributions:
Net investment income	(0.03)
Total distributions	(0.03)

Net Asset Value, End of Period	$10.00

Total Return(b)	0.31	%(c)

Net Assets, End of Period (in thousands)	$9,250

Ratio of Gross Expenses to Average Net Assets	4.21	%(d)
Ratio of Net Expenses to Average Net Assets	0.49	%(d)
Ratio of Net Investment Income to Average Net Assets	1.08	%(d)

Portfolio Turnover Rate	0.00	%(c)

(a)	For the period December 30, 2019 (commencement of operations) to April 30, 2020.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	Not annualized.

(d)	Annualized.

*	Rounds to less than $0.005 per share.

See Notes to Financial Statements
Semi-Annual Report | April 30, 2020	29

Centaur Mutual Funds Trust Notes to Financial Statements
April 30, 2020 (Unaudited)

1. ORGANIZATION

The DCM/INNOVA High Dividend Income Innovation Fund (the “DCM/INNOVA Fund”) and the Lebenthal Ultra Short Tax-Free Income Fund (the “Lebenthal Fund “) (each a “Fund” and, collectively the “Funds”), are each organized as diversified series of the Centaur Mutual Funds Trust (the “Trust”). The DCM/INNOVA Fund was organized on March 16, 2005 and was formally known as the Centaur Total Return Fund. The Lebenthal Fund was organized on December 30, 2019. The Trust is an open ended-management investment company and is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended.

The investment objective of the DCM/INNOVA Fund is to seek maximum total return through a combination of capital appreciation and current income. The investment objective of the Lebenthal Fund is to seek a high level of current income exempt from federal income tax consistent with relative stability of principal. The Lebenthal Fund invests primarily in municipal securities, the income from which is exempt from federal income tax.

The Lebenthal Fund currently offers two classes of shares; Class A Shares and Class I Shares. Each class of shares represents an interest in the Lebenthal Fund, has the same rights and is identical in all material respects, except that the classes bear different (or no) levels of sales loads and different expenses, certain class specific expenses will be borne solely by the class to which such expenses are attributable, and each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. Class A Shares are subject to a front-end sales charge of 0.50% which is waived for purchases of $250,000 or greater. Unless you are otherwise eligible to purchase Class A shares without a sales charge, a CDSC of up to 0.25% will be charged on Class A shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are considered an investment companies for financial reporting purposes under GAAP.

30	www.dcmmutualfunds.com

Centaur Mutual Funds Trust Notes to Financial Statements
April 30, 2020 (Unaudited)

Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates.

Investment Valuation

The Funds’ investments in securities are carried at fair value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price.

Fixed income securities will ordinarily be traded on the over-the-counter market. When market quotations are readily available, fixed income securities will be valued based on prices provided by the pricing service. The prices provided by the pricing service are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Such fixed income securities may also be priced based upon a matrix system of pricing similar bonds and other fixed income securities.

Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds normal pricing procedures are valued at fair value as determined under policies approved by the Board of Trustees (the “Board”). Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Funds’ net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Trusts normal pricing procedures.

Option Valuation

Options are valued at their last quoted sales price at the valuation time. If an option is not traded on the valuation date, the option shall be priced at the mean of the last quoted bid and ask prices as of the valuation time. If an option is not traded on the

Semi-Annual Report | April 30, 2020	31

Centaur Mutual Funds Trust Notes to Financial Statements
April 30, 2020 (Unaudited)

valuation date and there is an ask price but no bid price is readily available at the valuation time, the option shall be valued at the mean of the last quoted ask price and $0.00. In determining bid and ask prices for exchange-listed options, pricing will be based on bid and ask prices as reported on the option’s primary exchange. For purposes of determining the primary exchange, the following shall apply: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE shall be considered the primary exchange for each portfolio option, unless the Advisor instructs the Administrator in writing to use a different exchange as the primary exchange for such option; and (ii) if the option does not trade on the CBOE, the Advisor shall instruct the Administrator in writing as to the primary exchange for such option. An option may be valued using Fair Valuation when (i) the option does not trade on the valuation date; or (ii) reliable last quoted bid and ask prices as of the valuation time are not readily available.

Fair Value Measurement

GAAP establishes a framework for measuring fair value and expands disclosure about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1

– Unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

Level 2

– Other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3	– Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments based on the best information available)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

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Centaur Mutual Funds Trust Notes to Financial Statements
April 30, 2020 (Unaudited)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Funds to measure fair value during the six months ended April 30, 2020 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Funds’ assets and liabilities as of April 30, 2020.

DCM/INNOVA Fund
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$7,650,112	$—	$—	$7,650,112
Money Market Funds	125,000	—	—	125,000
Total	$7,775,112	$—	$—	$7,775,112

Lebenthal Fund
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Assets
Municipal Bonds	$—	$9,097,006	$—	$9,097,006
Money Market Funds	127,801	—	—	127,801
Total	$127,801	$9,097,006	$—	$9,224,807

The Funds did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

Option Writing/Purchasing

The DCM/INNOVA Fund may write or purchase option contracts to adjust risk and return of its overall investment positions. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the DCM/INNOVA Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to or subtracted from the cost of the purchase or proceeds from

Semi-Annual Report | April 30, 2020	33

Centaur Mutual Funds Trust Notes to Financial Statements
April 30, 2020 (Unaudited)

the sale in determining whether the Fund has realized a gain or loss on investment transactions. As of April 30, 2020, the DCM/INNOVA Fund was not invested in any written or purchased options contracts.

Municipal Securities Risk

The Lebenthal Fund invests primarily in municipal securities. The risk of municipal securities generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. Municipal obligations can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term Municipal bonds and higher for long term Municipal bonds.

Sector Focus Risk

While the DCM/INNOVA Fund does not focus its investments on a particular sector, the DCM/INNOVA Fund may, at times, be more heavily invested in certain sectors, which may cause the value of its shares to be especially sensitive to factors and economic risks that specifically affect those sectors and may cause the DCM/INNOVA Fund’s share price to fluctuate more widely than the shares of a mutual fund that invests in a broader range of industries.

Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

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Centaur Mutual Funds Trust Notes to Financial Statements
April 30, 2020 (Unaudited)

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date) for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

Expenses that are directly related to one of the Funds are charged to that Fund. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds in relation to net assets of each Fund or another reasonable allocation method. Expenses specifically attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire fund.

Dividend Distributions

The DCM/INNOVA Fund may declare and distribute dividends from net investment income (if any) at the end of each calendar year. The Lebenthal Fund generally distributes net investment income (if any) on a monthly basis. Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date.

Fees on Redemptions

Prior to February 28, 2016, the DCM/INNOVA Fund charged a redemption fee of 2.00% on redemptions of Fund’s shares occurring within one year following the issuance of such shares. The redemption fee is not a fee to finance sales or sales promotion expenses, but is paid to the Fund to defray the costs of liquidating an investor and discouraging short-term trading of the Fund’s shares. No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares.

Federal Income Taxes

As of and during the six months ended April 30, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax

Semi-Annual Report | April 30, 2020	35

Centaur Mutual Funds Trust Notes to Financial Statements
April 30, 2020 (Unaudited)

authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Funds’ policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Advisor

DCM Advisors, LLC (the “Advisor”) is the investment advisor for the Funds. The Advisor serves in the capacity of investment advisor to each Fund pursuant to an investment advisory agreement with the Trust on behalf of the respective Fund. The Advisor receives monthly compensation based on each Fund’s average daily net assets at the annual rate of 0.75% for the DCM/INNOVA Fund and 0.42% for the Lebenthal Fund. For the six months ended April 30, 2020, the Advisor earned fees of $34,918 from the DCM/INNOVA Fund. For the period December 30, 2019 (commencement of operations) to April 30, 2020, the Advisor earned fees of $6,970 from the Lebenthal Fund. At April 30, 2020, the Advisor owed $8,667 and $12,913 to the DCM/INNOVA Fund and the Lebenthal Fund, respectively, pursuant to the expense limitation agreement described below.

The Advisor has entered into Expense Limitation Agreements with the DCM/INNOVA Fund and the Lebenthal Fund under which the Advisor has contractually agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Funds and to assume other expenses of the Funds, if necessary, in an amount that limits the Funds’ annual operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Funds’ business, dividend expense on securities sold short, “acquired fund fees and expenses,” and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to not more than 1.50% of the average daily net assets of the DCM/INNOVA Fund through March 2, 2021 and not more than 0.49% of the average daily net assets of the Lebenthal Fund through December 31, 2021. The Expense Limitation Agreements may not be terminated prior to that date without the

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Centaur Mutual Funds Trust Notes to Financial Statements
April 30, 2020 (Unaudited)

approval of the Board. For the six months ended April 30, 2020, the Advisor waived fees and reimbursed expenses for the DCM/INNOVA Fund in the amount of $72,295. For the period December 30, 2019 (commencement of operations) to April 30, 2020, the Advisor waived fees and reimbursed expenses for the Lebenthal Fund in the amount of $61,909. The Expense Limitation Agreement may not be terminated prior to that date without the approval of the Board.

Administrator

Ultimus Fund Solutions, LLC (the “Administrator”) provides administration, fund accounting, compliance and transfer agency services to the Funds. The Funds pay the Administrator fees in accordance with the Master Services Agreement for such services. In addition, the Funds pay out-of-pocket expenses including but not limited to postage, supplies and costs of pricing its portfolio securities.

Distributor

Ultimus Fund Distributors, LLC (the “Distributor”) serves as the Trust’s Distributor. The Distributor acts an agent for the Trust and the distributor of its shares. The Distributor is compensated by the Advisor for its services provided to the Trust. The Distributor operates as a wholly-owned subsidiary of the Administrator.

Certain officers of the Trust are employees of the Administrator and the Distributor.

4. DISTRIBUTION PLAN AND FEES

The Trust with respect to the Lebenthal Fund, has adopted a Distribution Plan (the “Plan”) for its Class A Shares in accordance with Rule 12b-1 under the 1940 Act. The Plan allows the Fund to pay for certain expenses related to the distribution of its shares (12b-1 fees”), including, but not limited to, payments to securities dealers and other persons (including the Distributor and its affiliates) who are engaged in the sale of shares of the Lebenthal Fund and who may be advising investors regarding the purchase, sale or retention of the Lebenthal Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders; expenses of obtaining such information, analysis and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related

Semi-Annual Report | April 30, 2020	37

Centaur Mutual Funds Trust Notes to Financial Statements
April 30, 2020 (Unaudited)

to the distribution of the Lebenthal Fund shares. The annual limitation for payment of expenses pursuant to the Plan is 0.25% per annum of the Lebenthal Fund’s average daily net assets allocable to the Class A Shares. For the period December 30, 2019 (commencement of operations) through April 30, 2020, the Class A Shares incurred 12b-1 fees of $14. As of April 30, 2020 the Lebenthal Fund owed the Distributor $4.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six months ended April 30, 2020, purchases and sales of investment securities other than short-term investments were as follows:

Fund	Purchases	Sales
DCM/INNOVA Fund	$11,916,567	$12,760,256
Lebenthal Fund	574,878	—

6. FEDERAL INCOME TAXES

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management has reviewed the Funds’ tax positions to be taken on federal income tax returns for the open tax years of 2017, 2018 and 2019 and during the six months ended April 30, 2020, and has determined that the Funds do not have a liability for uncertain tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

As of April 30, 2020, the aggregate cost of investments, gross unrealized appreciation and net unrealized depreciation for Federal tax purposes was as follows:

Fund	Cost of Investments for Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
DCM/INNOVA Fund	$7,094,361	$799,725	$(118,974)	$680,751
Lebenthal Fund	9,224,610	3,009	(2,812)	197

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Centaur Mutual Funds Trust Notes to Financial Statements
April 30, 2020 (Unaudited)

Distributions paid during the fiscal years ended October 31, were characterized for tax purposes as follows:

Fund	For the fiscal year ended	Ordinary Income	Long-Term Capital Gains
DCM/INNOVA Fund	October 31, 2019	$597,890	$1,632,906
	October 31, 2018	1,720,774	917,158

As of October 31, 2019, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital Losses	Net Unrealized Appreciation	Total Distributable Earnings
DCM/INNOVA Fund	$132,190	$(165,178)	$393,564	$360,576

As of October 31, 2019, the DCM/INNOVA Fund had short-term capital loss carryforwards available to offset future gains and not subject to expiration in the amount of $165,178.

7.	COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Funds, and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. The Funds expects the risk of loss to be remote.

8. TRUSTEE COMPENSATION

As of April 30, 2020, there were three Trustees, two of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). Each of the Independent Trustees receives a fee of $2,000 each year plus $500 per series of the Trust per meeting attended in person and $200 per series of the Trust per meeting attended by telephone. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.

Semi-Annual Report | April 30, 2020	39

Centaur Mutual Funds Trust Notes to Financial Statements
April 30, 2020 (Unaudited)

9. SUBSEQUENT EVENTS

Management of the Funds has evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, management has determined that there are no other items requiring adjustment of the financial statements or additional disclosure.

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Centaur Mutual Funds Trust Summary of Fund Expenses
April 30, 2020 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

Semi-Annual Report | April 30, 2020	41

Centaur Mutual Funds Trust Summary of Fund Expenses
April 30, 2020 (Unaudited)

	Beginning Account Value, November 1, 2019	Ending Account Value, April 30, 2020	Expenses Paid During Period(a)	Annualized Expense Ratio
DCM/INNOVA Fund
Actual	$ 1,000.00	$ 926.00	$ 7.18	1.50%(b)
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.40	$ 7.52	1.50%(b)

Lebenthal Fund - Class A Shares
Actual	$ 1,000.00	$ 1,002.50	$ 2.44	0.74%(c)
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,021.20	$ 2.46	0.74%(c)

Lebenthal Fund - Class I Shares
Actual	$ 1,000.00	$ 1,003.10	$ 1.64	0.49%(c)
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,022.41	$ 1.65	0.49%(c)

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.

(b)

Expenses are equal to the DCM/INNOVA Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 366.

(c)

Expenses are equal to the Lebenthal Fund’s annualized expense ratio, multiplied by the average account value over the period, by the number of days 121/366 (to reflect the period since commencement of operations on December 30, 2019).

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Centaur Mutual Funds Trust Additional Information
April 30, 2020 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

Both (i) a description of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Funds’ Statement of Additional Information and (ii) information regarding how the Trust voted proxies relating to the Funds’ portfolio securities during the most recent 12-month period ended June 30th are available, without charge, upon request, by calling the Trust at (888) 484-5766, or on the on the Securities and Exchange Commissions (“SEC”) website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Trust files each Fund’s complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT, within sixty days after the end of the period. The Funds’ portfolio holdings are available on the SEC’s website at http://www.sec.gov.

Semi-Annual Report | April 30, 2020	43

Rev. 10/2013
FACTS	WHAT DOES THE CENTAUR MUTUAL FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and assets

● Account balances and transaction history

● Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Centaur Mutual Funds Trust chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does the Centaur Mutual Funds Trust share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We do not share.
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

QUESTIONS?	Call 1-888-484-5766

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CENTAUR PRIVACY POLICY | Page 2

WHO WE ARE
Who is providing this notice?	The Centaur Mutual Funds Trust, on behalf of the DCM/INNOVA High Dividend Income Innovation Fund and the Lebenthal Ultra Short Tax-Free Income Fund, each a series of the Trust.
WHAT WE DO
How does the Centaur Mutual Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We require any companies that help provide our services to you to protect the confidentiality of the personal information they receive.

How does the Centaur Mutual Funds Trust collect my personal information?

We collect your personal information, for example, when you

● open an account or give us your account information

● make deposits or withdrawals from our account

● pay us by check or make a wire transfer

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● DCM Advisors, LLC, the investment adviser, is an affiliate of Dinosaur Group Holdings, LLC.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Centaur Mutual Funds Trust does not share information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Centaur Mutual Funds Trust does not jointly market.

Semi-Annual Report | April 30, 2020	45

The Centaur Mutual Funds Trust is distributed by Ultimus Fund Distributors, LLC.

Item 2. Code of Ethics. NOT APPLICABLE – disclosed with annual report

Item 3. Audit Committee Financial Expert. NOT APPLICABLE- disclosed with annual report

Item 4. Principle Accountant Fees and Services. NOT APPLICABLE- disclosed with annual report

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

NOT APPLICABLE

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) Not Applicable – filed with annual report

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Centaur Mutual Funds Trust

By (Signature and Title)*	/s/ David R. Carson
David R. Carson, Principal Executive Officer

Date	7/01/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David R. Carson
David R. Carson, Principal Executive Officer

Date	7/01/2020

By (Signature and Title)*	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date	7/01/2020